UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) January 10, 2005

                               ATA Holdings Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

            000-21642                                   35-1617970
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    (Commission File Number)                 (IRS Employer Identification No.)

           7337 West Washington Street
              Indianapolis, Indiana                                 46231
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    (Address of Principal Executive Offices)                     (Zip Code)

                                 (317) 247-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
     Appointment of Principal Officers.

     On January 10, 2005 ATA Holdings Corp. (the "Company") appointed Gilbert Viets as its Executive Vice President and Chief Financial Officer. Mr. Viets had previously served in the same capacities with the Company from June 2004 until October 2004.

     Mr. Viets served as Chief Restructuring Officer since October 2004 and prior to that served as Executive Vice President and Chief Financial Officer of the Company from June 2004 to October 2004. He is a director of the Company and served as Chairman of the Audit Committee from May 2003 to June 2004. He was a clinical professor in the Systems and Accounting Program of the Kelley School of Business at Indiana University, Bloomington, Indiana, from August 2002 to July 2004. Mr. Viets, a Certified Public Accountant, was with Arthur Andersen LLP for 35 years before retiring in 2000. He graduated from Washburn University of Topeka, Kansas. He has been active in numerous civic organizations and presently serves on the finance committees of St. Vincent Hospital and Healthcare Center, Inc. and St. Vincent Health, both located in Indianapolis, Indiana.

     On January 14, 2005, the Company issued a press release relating to this and other management changes. A copy of the press release is attached hereto as
Exhibit 99 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

         (c)      Exhibits

                  99       Press Release, dated January 14, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Dated:  January 14, 2005

                    ATA HOLDINGS CORP.



                    By:          /s/  Brian T. Hunt
                    Name:    Brian T. Hunt,
                    Title: Vice President and General Counsel

                                INDEX TO EXHIBITS


         Exhibit No.                Description

         99                         Press Release, dated January 14, 2005.